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                                                                   Exhibit 10.60

                             NON-EMPLOYEE DIRECTOR
                 [Insert Year] COMPENSATION DEFERRAL AGREEMENT

      This Compensation Deferral Agreement, dated as of [Insert date], is by and between INGRAM MICRO INC., a Delaware corporation (the "Company"), and [LEGAL NAME] ("Non-Employee Director").

      1. DEFERRAL OF CASH REMUNERATION. During and in respect of the period commencing on January 1, [Insert Year] and ending on December 31, [Insert Year] (the "Compensation Period"), Non-Employee Director elects to defer receipt of cash remuneration otherwise payable to him/her pursuant to his/her [Insert Year] Compensation Election Form with the Company as indicated on the attached [Insert Year] Non-Employee Director Deferral Election Form (the "Deferred Cash Compensation"). The Deferred Cash Compensation, with earnings thereon calculated pursuant to Section 2 hereof, shall be paid to Non-Employee Director as provided in Section 3 hereof.

      2. EARNINGS. Subject to Section 4 hereof, the Deferred Cash Compensation shall be increased or decreased, as the case may be, by the imputed earnings or losses which would have accrued to such amounts had Non-Employee Director been eligible and chosen to defer such amounts pursuant to the Ingram Micro Supplemental Investment Savings Plan from the dates payment or credit would, but for this Agreement, be made, to the most recent date prior to the date of actual payment practicable to permit the calculations of the amount due to be made and payment to be processed ("Earnings"). For purposes of determining Earnings, Non-Employee Director may choose in the manner designated by the Company from time to time, and in such proportions as he/she may determine (provided that the allocations shall be in 5% increments), among any or all of the investment options provided by the Ingram Micro Supplemental Investment Savings Plan. Non-Employee Director's initial investment option selections are indicated on the attached [Insert Year] Non-Employee Director Deferral Election Form.

      3. PAYMENT OF DEFERRED CASH REMUNERATION. Subject to Section 4 hereof, the Deferred Cash Compensation and Earnings thereon shall be paid to Non-Employee Director in accordance with the most recent Non-Employee Director's Distribution Election Form filed by Non-Employee Director with the Company.

      4. SOURCE OF PAYMENTS. The obligations of the Company under this Agreement represent an unsecured, unfunded promise to pay Non-Employee Director and/or his/her beneficiaries, and shall not entitle Non-Employee Director or such beneficiaries to a preferential claim to any asset of the Company. All payments of Deferred Cash Compensation and Earnings shall be paid in cash from the general funds of the Company and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of such deferred amounts. Non-Employee Director shall have no right, title, or interest whatever in or to any investments which the Company may make to aid it in meeting its obligation hereunder. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall



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create or be construed to create a trust of any kind or a fiduciary relationship between the Company and Non-Employee Director or any other person. To the extent Non-Employee Director has or acquires any rights to receive payments from the Company, such rights shall be no greater than the right of an unsecured creditor.

      5. NEW DIRECTOR COMPENSATION DEFERRAL PLAN. Notwithstanding Section 2 or
Section 3, in the event that the Company adopts a plan pursuant to which non-employee directors of the Company may elect to defer payment of compensation, the determination of Earnings and the terms and conditions of payment of Deferred Cash Compensation and Earnings shall be governed by and subject to the terms and conditions of such plan.

      6. GENERAL PROVISIONS. The Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and Non-Employee Director, his/her designees, and his/her estate. Neither Non-Employee Director, his/her designees, nor his/her estate shall commute, pledge, encumber, sell or otherwise dispose of the right to receive the payments provided for in this Agreement, which payments and the rights thereto are expressly declared to be nontransferable and nonassignable. This Agreement shall be governed by the laws of the State of Delaware without reference to principles of conflicts of laws. This Agreement represents the entire agreement between Non-Employee Director and the Company with respect to the subject matter hereof, and this Agreement may not be amended or modified except by a writing signed by the parties hereto, provided that nothing herein shall affect Non-Employee Director's rights under, or right to become covered by, any benefit program provided by the Company to the non-employee members of its Board of Directors generally.

      IN WITNESS WHEREOF, the parties have executed this Agreement, to be effective as of the day and year first written above.


Non-Employee Director:                  INGRAM MICRO INC.


______________________________________  By:_____________________________________
Signature
                                        Title:__________________________________



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                                                             [INGRAM MICRO LOGO]

           [INSERT YEAR] NON-EMPLOYEE DIRECTOR DEFERRAL ELECTION FORM

FIRST NAME____________________________ LAST NAME________________________________

SSN____________________________________

================================================================================

1.    DEFERRAL ELECTION

I hereby irrevocably elect to defer the payment of the following compensation for my services as a member of the Ingram Micro Inc. Board of Directors in [INSERT YEAR]:

      CASH RETAINER: ________% of the annual cash retainer elected to be paid in four quarterly installments (not to exceed $67,000 or $82,000 for committee chairmen)

      MEETING FEES: ________% of the $1,000 for each meeting I attend during [INSERT YEAR] of the Ingram Micro Inc. Board of Directors and its committees on which I serve.

2.    INITIAL INVESTMENT ELECTIONS: CHOOSE AMONG OF THE FOLLOWING:

      The elections must be in whole percentages and must be divisible by 5%. The total percentage must be 100%. You may obtain a fund prospectus for any of the funds by contacting [Ingram Micro's 401(k) plan administrator]*.



                                [Fund Elections]





__________________________________________     _________________________________
NON-EMPLOYEE DIRECTOR'S SIGNATURE                         DATE

*To contact [Ingram Micro's 401(k) plan administrator], please call them at _____________ or log on to the world wide web at ________________________.



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                                                             [INGRAM MICRO LOGO]

                      [INSERT YEAR] NON-EMPLOYEE DIRECTOR
              DISTRIBUTION ELECTION AND BENFICIARY DESIGNATION FORM


FIRST NAME____________________________ LAST NAME________________________________

SSN____________________________________

================================================================================


A. DISTRIBUTION ELECTION: You may change your form of distribution, provided you complete a new Distribution Election form at least one (1) year prior to your distribution date. Once distribution begins, you may elect another form of distribution, however, you will be subject to a 10% penalty.

If the value of my deferred compensation account is $25,000 OR GREATER as of the last day of the month in which I retire or terminate my service on the board, I elect the following form of distribution:

_____20 Quarterly Installments (5 years) - Beginning the first full quarter after the quarter of retirement or termination of service.

_____40 Quarterly Installments (10 years) - Beginning the first full quarter after the quarter of retirement or termination of service.

_____60 Quarterly Installments (15 years) - Beginning the first full quarter after the quarter of retirement or termination of service.

____ Lump Sum Payment - 60 days after date of termination of service or retirement. Your deferred compensation account will be valued and frozen on the 60th day. A check will be generated from Ingram Micro within 2 weeks of that date and mailed to your home address.

____ Lump Sum Payment - January 31st of the Calendar Year following termination of service or retirement. Your deferred account will be valued and frozen on January 31st . A check will be generated from Ingram Micro within 2 weeks of January 31st and mailed to your home address.


B. BENEFICIARY DESIGNATION: In the event of my death, the following beneficiaries are to share equally, unless otherwise specified, in my deferred compensation account.

      Name           Relationship          Social Security Number     Percentage
      ----           ------------          ----------------------     ----------

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


By signing below, I authorize Ingram Micro to distribute my deferred compensation account according to the distribution election chosen above. I understand that my distribution will be reported as taxable income on my 1099 in the year(s) of distribution.


__________________________________________               _______________________
Non-Employee Director's Signature                                  Date

FOR BENEFITS DEPARTMENT USE ONLY

Effective Date: 1/1/2004       Date Received:     Benefits Dept. Representative: